UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2018

Date of reporting period:  April 30, 2018

Item 1. Reports to Stockholders.

Oakhurst Strategic Defined Risk Fund

Institutional Class	OASDX

ANNUAL REPORT
April 30, 2018

Oakhurst Strategic Defined Risk Fund

June 11, 2018

Dear Shareholders,

The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a liquid alternatives fund of funds. The Fund invests primarily in publicly-traded mutual funds. The Fund’s investment process rigorously evaluates, selects, and allocates to alternative funds over a wide range of market conditions. The Fund’s I class shares had a total return of 4.35% over the period between 5/10/2017 and 4/30/2018. The Fund’s targeted benchmark, the HFRI Fund of Funds index, returned 4.89% over the year between 4/30/2017 and 4/30/2018. Over the period in question the fund maintained a 0.94 beta to the index alongside a 0.75 correlation. When compared to the fund’s stated benchmark in the prospectus, the S&P 500 TR, the fund had a 0.42 beta and a 0.88 correlation, the index was up 12.45% over the period in question.

Fund Description

The selection and allocation among the underlying investment companies are determined by Oakhurst through its self-developed model to seek low volatility risk-adjusted returns using quantitative and qualitative factors. The qualitative investment process will seek to determine overall market conditions, as well as seeking to identify a universe of investment companies in which the Fund may invest. The quantitative selection process will seek to identify those investment companies that may provide better risk-adjusted returns relative to the overall equity market. The Fund evaluates all potential investments using a detailed process that is designed to establish a funds expected performance under current conditions. The Fund managers anticipate a targeted overall fund volatility of 30-70% of US Equity Markets, as measured by the S&P 500 Index, under normal market conditions.

Fund Structure:

Our fund allocation at the end of the period in question is as follows

Classification	% Weight
Equity Long Short	11.74%
Equity US	12.75%
Global Macro	8.28%
Hedged Equity	14.51%
Market Neutral Funds	12.07%
Multi Strategy	8.51%
Sector Long/Short	5.93%
Target Allocation	26.07%
Cash	0.14%

Over the course of the year we also held a short term tactical position in a long volatility fund that allowed us to take advantage of spikes in market volatility.

Performance:

Our top performing fund

Our top performing fund for the year was the ACM Dynamic Opportunity fund (ADOIX). This fund had a total return of 9.47% between inception and 4/30/2018. At an average weight of 5.46% of AUM over the course of the year, ADOIX accounted for 8.55% of the fund’s total return. We attribute ADOIX’s outperformance over the year

Oakhurst Strategic Defined Risk Fund

its significant allocation to high growth oriented equities in both the mid and large cap parts of the market. The fund’s willingness to make significant active bets in sectors it find’s attractive while other sectors altogether indicate that the funds allocation accounted for a significant part of its performance.

Our worst performer

Our worst performer was the Dreyfus Dynamic Total Return fund (AVGRX). AVGRX had an average weight of 8.28% in the portfolio for the year and produced a 0.657% return for the period in question. As such we can attribute a mere 0.15% of the fund’s total return to AVGRX. Over the course of the past year AVGRX has been on the wrong side of a currency trade that has resulted in its poor performance. After numerous discussions with the manager and multiple evaluations of the fund’s current expectations and positioning, we expect this trend to change. As such we are not yet ready to make a change to our allocation.

Looking forward:

It has always been our view that timing the markets is not something one can do successfully over time. We do however believe that by evaluating basic underlying economic conditions, we can understand when its time for concern. When we look at factors like valuations, the slope of the yield curve, inflation, unemployment, and others, it becomes very clear that right now is a time for caution. It is our view that protection and risk management are the proper course of action. Given this view, we intend to take two courses of action: First, if markets continue to remain orderly, we will maintain an equity beta that is towards the lower end of our stated range while maintaining a high correlation to equity. Second, as volatility increases we will focus more on correlation management with the intent on reducing correlation to equity markets.

Thank you,

Jeff Garden, CFA
Portfolio Manager
Oakhurst Funds

Past performance is not a guarantee of future results.  References to other mutual funds should not be considered an offer of those securities.

Definitions

HFRI Fund of Funds Composite Index:
Fund of Funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. PLEASE NOTE: The HFRI Fund of Funds Index is not included in the HFRI Fund Weighted Composite Index. (Source HFRI)

Oakhurst Strategic Defined Risk Fund

S&P 500 Total Return:
The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Beta:
In finance, the beta (ß or beta coefficient) of an investment indicates whether the investment is more or less volatile than the market as a whole. In general, a beta less than 1 indicates that of the investment is less volatile than the market, while a beta more than 1 indicates that the investment is more volatile than the market.

Correlation:
In statistics, dependence or association is any statistical relationship, whether causal or not, between two random variables.

Active Share:
Active Share measures the percentage of fund holdings that is different from the benchmark holdings.

The outlook, views, and opinions presented are those of the Adviser as of 6/11/2018. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies. The Fund may invest in foreign as well as emerging markets which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The Funds invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. These risks are greater for micro-cap securities. An index is unmanaged. Investors cannot invest directly in an index. References to other mutual funds should not be considered an offer of those securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor.

Oakhurst Strategic Defined Risk Fund

VALUE OF $25,000 INVESTMENT (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of April 30, 2018

Since Inception(1)
Institutional Class	4.35%
S&P 500 Index(2)	12.45%

(1)	May 10, 2017.
(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Oakhurst Strategic Defined Risk Fund

EXPENSE EXAMPLE (Unaudited)
April 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/01/2017	04/30/2018	11/01/2017 to 04/30/2018
Oakhurst Strategic Defined Risk Fund Actual(2)	$1,000.00	$999.50	$8.23
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.30

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period of 1.66%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the six month period.
(2)	Based on the actual returns for the six month period from November 1, 2017 through April 30, 2018 of (0.05)%.

Oakhurst Strategic Defined Risk Fund

ALLOCATION OF PORTFOLIO(1) (% OF NET ASSETS)(2) (Unaudited)
April 30, 2018

(1)	Data expressed as a percentage of open-end funds and short-term investments as of April 30, 2018.
(2)	Liabilities in excess of other assets comprises (0.3)%.

Oakhurst Strategic Defined Risk Fund

SCHEDULE OF INVESTMENTS
April 30, 2018

	Shares	Value
REGISTERED OPEN-END FUNDS – 98.65%
ACM Dynamic Opportunity Fund, Class I (a)	60,171	$1,078,265
AQR Equity Market Neutral Fund, Class I	209,250	2,494,257
DoubleLine Shiller Enhanced CAPE, Class I	179,204	2,709,562
Dreyfus Dynamic Total Return Fund, Class I	109,686	1,736,333
FPA Crescent Fund, Class I	83,469	2,875,508
Gateway Fund, Class Y	88,754	2,904,033
Infinity Q Diversified Alpha Fund, Class I (a)	150,765	1,700,627
JPMorgan Opportunistic Equity Long/Short Fund, Class A	84,867	1,525,909
Leuthold Core Investment Fund, Class I	123,199	2,519,418
RMB Mendon Financial Long/Short Fund, Class A (a)	66,180	1,183,959
TOTAL REGISTERED OPEN-END FUNDS
(Cost $20,477,147)		20,727,871

SHORT TERM INVESTMENTS – 1.66%
Fidelity Institutional Government Portfolio, Class I, 1.58% (b)	347,688	347,688
TOTAL SHORT TERM INVESTMENTS
(Cost $347,688)		347,688

TOTAL INVESTMENTS
(Cost $20,824,835) – 100.31%		21,075,559
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.31)%		(65,033)
TOTAL NET ASSETS – 100.00%		$21,010,526

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of April 30, 2018.

The accompanying notes are an integral part of these financial statements.

Oakhurst Strategic Defined Risk Fund

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2018

ASSETS:
Investments, at value (Cost $20,824,835)	$21,075,559
Dividends and interest receivable	6,044
Prepaid expenses and other receivables	20,129
Total assets	21,101,732

LIABILITIES:
Payable to the Adviser for management fees	19,184
Payable for administration and fund accounting fees	13,059
Payable for transfer agent fees	5,759
Payable for trustees’ fees	4,164
Payable for compliance fees	2,000
Payable for custodian fees	850
Accrued expenses and other liabilities	46,190
Total liabilities	91,206

NET ASSETS	$21,010,526

NET ASSETS CONSIST OF:
Paid-in capital	$20,467,521
Net unrealized appreciation on investments	250,724
Accumulated undistributed net realized gain on investments	334,455
Accumulated net investment loss	(42,174)
Total net assets	$21,010,526

Institutional
Class Shares
Net assets	$21,010,526
Shares issued and outstanding(1)	2,031,223
Net asset value and offering price per share	$10.34

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Oakhurst Strategic Defined Risk Fund

STATEMENT OF OPERATIONS
For the Period Ended April 30, 2018(1)

INVESTMENT INCOME:
Dividend income	$349,116
Interest income	2,546
Total investment income	351,662

EXPENSES:
Investment advisory fees (See note 3)	193,431
Administration and fund accounting fees (See note 3)	76,530
Professional fees	44,572
Transfer agent fees (See note 3)	40,801
Federal and state registration fees	24,620
Shareholder servicing fees (See note 5)	16,500
Compliance fees (See note 3)	11,724
Trustees’ fees (See note 3)	9,290
Printing and postage fees	5,360
Custodian fees (See note 3)	5,066
Other expenses	9,594
Total expense before reimbursement	437,488
Less: Expense reimbursement by Adviser (See note 3)	(130,844)
Net expenses	306,644
NET INVESTMENT INCOME	45,018

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Long-term capital gain distributions from investment companies	400,638
Realized gain on investments	38,948
Net realized gain on investments	439,586
Net change in unrealized appreciation on investments	250,724
Net realized and change in unrealized gain on investments	690,310
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$735,328

(1)	Inception date of the Fund was May 10, 2017.

The accompanying notes are an integral part of these financial statements.

Oakhurst Strategic Defined Risk Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
April 30, 2018(1)
OPERATIONS:
Net investment income	$45,018
Net realized gain on investments	439,586
Net change in unrealized appreciation on investments	250,724
Net increase in net assets resulting from operations	735,328

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(126,180)
Net realized gains	(66,183)
Total distributions	(192,363)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	20,467,561

NET INCREASE IN NET ASSETS	21,010,526

NET ASSETS:
Beginning of period	—
End of period, including accumulated net investment loss of $(42,174)	$21,010,526

(1)	Inception date of the Fund was May 10, 2017.
(2)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:	Shares	Dollar Amount
Institutional Class:
Issued	2,016,227	$20,312,440
Issued to holders in reinvestment of dividends	18,479	192,363
Redeemed	(3,483)	(37,242)
Net increase in Institutional Class	2,031,223	$20,467,561

The accompanying notes are an integral part of these financial statements.

Oakhurst Strategic Defined Risk Fund

FINANCIAL HIGHLIGHTS

For the Period
Inception through
April 30, 2018(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment gain(3)(4)	0.02
Net realized and unrealized gains on investments	0.41
Total from investment operations	0.43
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)
Net realized gains	(0.03)
Total distributions	(0.09)
Net asset value, end of period	$10.34

TOTAL RETURN(5)	4.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$21,011
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	2.26%
After expense reimbursement(6)(7)	1.59%
Ratio of net investment gain to average net assets(7)	0.23%
Portfolio turnover rate(5)(8)	1%

(1)	Inception date of the Institutional Class is May 10, 2017.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments).  The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Oakhurst Strategic Defined Risk Fund

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2018

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek capital appreciation while seeking to limit short-term risk. The Fund commenced operations on May 10, 2017. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Organizational costs incurred to establish the Fund and enable it to legally do business were paid by Oakhurst Advisors, LLC (the “Adviser”) and are not subject to reimbursement by the Fund. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Advisor Class. Institutional Class and Advisor Class shares have no front end sales load, no deferred sales charge, and no redemption fee. Advisor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.10% of average daily net assets. As of April 30, 2018, Advisor Class shares are not available. Institutional Class shares are not subject to a distribution fee, and are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (REITS) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted

Oakhurst Strategic Defined Risk Fund

NOTES TO THE FINANCIAL STATEMENTS – Continued
April 30, 2018

bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Board of Trustees, in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data
.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Registered Open-End Funds	$20,727,871	$—	$—	$20,727,871
Short-Term Investments	347,688	—	—	347,688
	$21,075,559	$—	$—	$21,075,559

As of April 30, 2018, the Fund did not hold any Level 2 or Level 3 securities. It is the Fund’s policy to record transfers at the end of the reporting period. For the period ended April 30, 2018, there were no transfers between levels.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Oakhurst Strategic Defined Risk Fund

NOTES TO THE FINANCIAL STATEMENTS – Continued
April 30, 2018

D.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

E.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Advisor Class shares (See note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of each class of shares (See note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

F.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

G.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads. Rule 12b-1 fees – Advisor Class (See note 5), shareholder servicing plan fees (See note 5), taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transaction expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgements and identification expenses) do not exceed 1.50% of each class’ average daily net asset value. As of April 30, 2018, Advisor Class shares are not available. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser.

Oakhurst Strategic Defined Risk Fund

NOTES TO THE FINANCIAL STATEMENTS – Continued
April 30, 2018

Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
4/30/2021	130,844

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended April 30, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended April 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

At April 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$20,824,835
Gross unrealized appreciation	439,979
Gross unrealized depreciation	(189,255)
Net unrealized appreciation	$250,724
Undistributed ordinary income	—
Undistributed long-term capital gain	334,445
Other accumulated loss	(42,174)
Total accumulated gain	$543,005

Oakhurst Strategic Defined Risk Fund

NOTES TO THE FINANCIAL STATEMENTS – Continued
April 30, 2018

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. The Fund has elected to defer qualified late year losses of $42,174.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended April 30, 2018, the following table shows the reclassifications made:

Accumulated
Accumulated	Undistributed Net
Net Investment	Realized gain
Loss	on Investments	Paid-in Capital
$38,988	$(38,948)	$(40)

The tax character of distributions paid during the period ended April 30, 2018, were as follows:

2018
Institutional Class
Ordinary Income*	$126,180
Long-Term Capital Gains	66,183
Total Distributions Paid	$192,363

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Advisor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Advisor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. As of April 30, 2018, Advisor Class shares are not available.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets in the Institutional Class and the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily

Oakhurst Strategic Defined Risk Fund

NOTES TO THE FINANCIAL STATEMENTS – Continued
April 30, 2018

designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. As of April 30, 2018, Advisor Class shares are not available. During the period ended April 30, 2018, the Fund incurred expenses of $16,500 pursuant to the Agreement.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended April 30, 2018, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$20,677,147	$238,947

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2018, National Financial Services, for the benefit of its customers, owned 99.9% of the outstanding shares of the Fund.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

Oakhurst Strategic Defined Risk Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oakhurst Strategic Defined Risk Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of Series Portfolios Trust, as of April 30, 2018, and the related statements of operations and changes in net assets for the period May 10, 2017 (commencement of operations) through April 30, 2018, including the related notes, and the financial highlights for the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Oakhurst Strategic Defined Risk Fund as of April 30, 2018, the results of its operations and changes in its net assets for the period May 10, 2017 (commencement of operations) through April 30, 2018, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of April 30, 2018, by correspondence with the custodian. Our audit also includes evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 28, 2018

Oakhurst Strategic Defined Risk Fund

ADDITIONAL INFORMATION (Unaudited)
April 30, 2018

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Retired. Counsel, Kohlberg	1	None
(born 1961)		Term;	Kravis Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000 – 2012);
Director, Inside
Trustee,
Brandes Funds
LTD (2002 –
2012).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017)
2015.
Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite	Executive Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bancorp Fund Services,
		Since	LLC (since 2013)
September
2015.

Oakhurst Strategic Defined Risk Fund

ADDITIONAL INFORMATION (Unaudited) – Continued
April 30, 2018

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bancorp Fund Services,	Applicable	Applicable
	Executive	Since	LLC (since 2011).
	Officer	September
2015.

David A. Cox	Treasurer	Indefinite	Vice President, U.S.	Not	Not
(born 1982)	and	Term;	Bancorp Fund Services,	Applicable	Applicable
	Principal	Since	LLC (since 2018),
	Financial	January	Assistant Vice President
	Officer	2016.	(2011 – 2017).

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S.	Not	Not
(born 1979)	Compliance	Term;	Bancorp Fund Services,	Applicable	Applicable
	Officer and	Since	LLC (since 2016); CCO,
	Anti-Money	January	Catholic Financial Services
	Laundering	2017.	Corp (2007 – 2012).
Officer

Rachel Spearo	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1980)		Term;	Bancorp Fund Services,	Applicable	Applicable
		Since	LLC, (since 2015), Assistant
		December	Vice President (2010 – 2015).
2015.

Julie Keller	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1966)	Treasurer	term;	U.S. Bancorp Fund	Applicable	Applicable
		Since	Services, LLC
		April	(since 2008).
2018.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2018, the Trust was comprised of 9 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Ms. Armour, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

Oakhurst Strategic Defined Risk Fund

ADDITIONAL INFORMATION (Unaudited) – Continued
April 30, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling1-844-625-4778.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-625-4778. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended October 31, is available (1) without charge, upon request, by calling 1-844-625-4778, or on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended April 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 76.64%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period April 30, 2018 was 55.92%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 30.87%.

Oakhurst Strategic Defined Risk Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Oakhurst Advisors, LLC
9100 Wilshire Blvd, Suite 360 West
Beverly Hills, CA 90212

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue
NW Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-625-4778.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  The registrant’s inception date was December 1, 2015, and as such, there is only one fiscal year to present.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended April 30, 2018, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 04/30/2018
Audit Fees	$14,500
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 04/30/2018
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 04/30/2018
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)                      /s/John Hedrick
John Hedrick, President

Date    06/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                     /s/John Hedrick
John Hedrick, President

Date    06/29/2018
By (Signature and Title)                     /s/David Cox
David Cox, Treasurer

Date    06/29/2018